AMENDMENT AGREEMENT NUMBER THREE
                      TO LOAN AND SECURITY AGREEMENT


      THIS AMENDMENT AGREEMENT NUMBER THREE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of January 5, 2004, is entered into between U.S. BANK NATIONAL ASSOCIATION ("Bank") and CALIFORNIA AMPLIFIER, INC., a
Delaware corporation ("Borrower"), and amends that certain Loan and Security Agreement, dated as of May 2, 2002, between Bank and Borrower, as amended by that certain Amendment Agreement Number One to Loan and Security Agreement, dated as of April 3, 2003, between Bank and Borrower, and by that certain Amendment Agreement Number Two to Loan and Security Agreement, dated as of July 3, 2003, between Bank and Borrower (collectively, the "Agreement").
All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                 RECITALS

      WHEREAS, Borrower has requested that Bank agree to reduce the monthly principal payments on Term Loan B from $200,000 to $150,000, while maintaining the original maturity date of April 1, 2008.

      WHEREAS, Bank has agreed to the requested change to the amount of the monthly principal payments on Term Loan B.

      WHEREAS, Bank and Borrower have agreed to amend the Agreement in accordance with the terms and conditions contained in this Amendment.

      NOW, THEREFORE, the parties agree as follows:

      1. Amendment. The repayment grid in Section 2.2(b) of the Agreement is deleted in its entirety and is replaced with a new repayment grid as follows:

                  Date                            Installment Amount
       ------------------------------       ------------------------------
       Commencing on February 1, 2004,      Monthly principal installments
       and continuing on the same day       of $150,000 each, plus accrued
       of each  month thereafter until      interest
       March 1, 2008


       On April 1, 2008                     The unpaid principal balance,
                                            plus accrued interest


      2. Representations and Warranties. Borrower hereby affirms to Bank that all of Borrower's representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

      3. Costs and Expenses. Borrower shall pay to Bank all of Bank's out-of-pocket costs and expenses arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

      4. Limited Effect. Except for the specific amendments contained in this Amendment, the Agreement shall remain unchanged and in full force and effect.

      5. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto, shall be effective as of such date, and shall have no retroactive effect whatsoever.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.



CALIFORNIA AMPLIFIER, INC.,
a Delaware corporation

By:     /s/ Richard K. Vitelle
       ------------------------
Title:  CFO



U.S. BANK NATIONAL ASSOCIATION

By:     /s/ Francis Lim
       ------------------------
Title:  V.P.